Federated International High Income Fund

A Portfolio of Federated World Investment Series, Inc.

Class A Shares
Class B Shares
Class C Shares
Class F Shares

SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (SAI) DATED JANUARY 31, 2009

PROSPECTUS:

1.  Under the heading entitled “What are the Fund’s Main Investment Strategies?” please delete the paragraph in its entirety and replace it with the following:

The Fund invests in primarily emerging market debt securities. The securities in which the Fund invests may be denominated in foreign currencies or in U.S. dollars, and the Fund may invest in securities of any duration. The Fund does not limit the amount it may invest in securities rated below investment grade. When the Fund’s investment adviser (Adviser) considers the risk/return prospects of emerging market equity securities to be attractive, the Fund may also opportunistically invest in convertible securities, equity securities or pooled vehicles such as exchange-traded funds (ETFs) or other investment companies in order to gain exposure to a specific region, country, market sector or for other reasons consistent with its investment strategy. The Fund may invest in derivative contracts to implement its investment strategies, as more fully described herein.

2.  Under the heading entitled “What are the Main Risks of Investing in the Fund?” please add the following:

•	Stock Market Risks. The value of equity securities in a Fund’s portfolio will fluctuate and, as a result, a Fund’s share price may decline suddenly or over a sustained period of time.
•
Exchange-Traded Funds. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

3.  Under the heading entitled “What are the Fund’s Investment Strategies?” please add the following after the second paragraph:

When the Fund’s Adviser considers the risk/return prospects of emerging market equity securities to be attractive, the Fund may also opportunistically invest in convertible securities, equity securities or pooled vehicles such as exchange-traded funds (ETFs) or other investment companies in order to gain exposure to a specific region, country, market sector or for other reasons consistent with its investment strategy.

4.  Under the heading entitled “What are the Principal Securities in which the Fund Invests?” please add the following prior to “Special Transactions”:

Equity Securities

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities.  The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions.  However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business.  The following describes the types of equity securities in which the Fund invests.

COMMON STOCKS

Common stocks are the most prevalent type of equity security.  Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders.  As a result, changes in an issuer’s earnings directly influence the value of its common stock.

PREFERRED STOCKS

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock.  Some preferred stocks also participate in dividends and distributions paid on common stock.  Preferred stocks may also permit the issuer to redeem the stock.  The Fund will treat such redeemable preferred stock as a fixed-income security.

5.  Under the heading entitled “What are the Principal Securities in which the Fund Invests?” please add the following definition after “Investing in Securities of Other Investment Companies”:

Investing in Exchange Traded Funds

The Fund may invest in exchange traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

6.  Under the heading entitled “What are the Specific Risks of Investing in the Fund?” please add the following risks and definitions:

Exchange-Traded Funds Risks

An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Stock Market Risks

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

SAI:

1.  Under the heading entitled “Securities in Which the Fund Invests” please add the following definitions as sub-types under “Equity Securities”:

COMMON STOCKS

Common stocks are the most prevalent type of equity security.  Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders.  As a result, changes in an issuer’s earnings directly influence the value of its common stock.

PREFERRED STOCKS

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock.  Some preferred stocks also participate in dividends and distributions paid on common stock.  Preferred stocks may also permit the issuer to redeem the stock.  The Fund will treat such redeemable preferred stock as a fixed-income security.

2.  Under the heading entitled “Investment Risks” please add the following risk and definition:

Stock Market Risks

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

Cusips:

31428U771

31428U763

31428U755

31428U649

(40812)

July 24, 2009